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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)         JANUARY 14, 1997
                                                 -------------------------------


                          MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)



       DELAWARE                        0-16032                64-0475913
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)         Identification No.)



       HIGHWAY 18 WEST
       DONALDSONVILLE, LOUISIANA                                  70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                        (ZIP CODE)





Registrant's telephone number, including area code       (504) 473-3121
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ITEM 5.  OTHER EVENTS

       On January 14, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

       Exhibits.

       99.  Press release dated January 14, 1997.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.



Date:  January 14, 1997                  /s/ Wayne D. DeLeo
                                        ----------------------------------------
                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer
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                              INDEX TO EXHIBITS



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EXHIBIT                                                  PAGE
NUMBER                   DESCRIPTION                    NUMBER
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
 99             Press Release dated January 14, 1997      5

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